EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that, to my knowledge, the annual report on Form 10-KSB (the "Report") of ANTs software inc., a Delaware corporation (the "Company"), for the year ended December 31, 2003:

     1. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2004	By:	/s/ Kenneth Ruotolo
Kenneth Ruotolo
Chief Financial Officer and Secretary

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company, and will be retained by the Company, and furnished to the Securities and Exchange Commission upon request.